EXHIBIT 4.2

  Certificate Number                        Number of Preferred Securities
             P-

                                                     CUSIP NO.
                                                     829226505

    Certificate Evidencing Series D Preferred Stock, par value $.01 per share of

                         SINCLAIR BROADCAST GROUP, INC.

          Sinclair Broadcast Group, Inc., a corporation incorporated in the State of Maryland (the "Company"), hereby certifies that __________ (the "Holder") is the registered owner of ___________ shares of Series D Preferred Stock, par value $.01 of the Company (the "Series D Preferred Stock"). The shares of Series D Preferred Stock are transferable on the books and records of the Company, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Series D Preferred Stock are set forth in, and this certificate and the Series D Preferred Stock represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Articles Supplementary relating to the Series D Preferred Stock filed with the Maryland Department of Assessment and Taxation, as the same may be amended from time to time, including the designation of the terms of Series D Preferred Stock as set forth therein. A copy of the Articles Supplementary may be obtained free of charge from the Company upon request.

          IN WITNESS WHEREOF, this certificate has been executed this __rd day of __________ ______, by the undersigned on behalf of Sinclair Broadcast Group, Inc.


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         President                                       Secretary



                                                           [Seal]

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Series D Preferred Stock Certificate to:

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(Insert assignee's social security or tax identification number)

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(Insert address and zip code of assignee)



and irrevocably appoints

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agent to transfer this Series D Preferred Stock  Certificate on the books of the
Company. The agent may substitute another to act for him or her.

Date:__________________

Signature:________________________



(Sign exactly as your name appears on the other side of the Series D Preferred Stock Certificate.
Sinclair Broadcast Group, Inc.
September 19, 1997